American Century Investments®
Quarterly Portfolio Holdings
Short Duration Inflation Protection Bond Fund
December 31, 2025

Short Duration Inflation Protection Bond Fund - Schedule of Investments
DECEMBER 31, 2025 (UNAUDITED)

	Principal Amount ($)/Shares	Value ($)
U.S. TREASURY SECURITIES — 82.4%
U.S. Treasury Inflation-Indexed Bonds, 2.375%, 1/15/27	6,457,400	6,509,482
U.S. Treasury Inflation-Indexed Bonds, 3.625%, 4/15/28	30,514,654	32,027,918
U.S. Treasury Inflation-Indexed Bonds, 2.50%, 1/15/29	30,326,600	31,310,998
U.S. Treasury Inflation-Indexed Bonds, 3.875%, 4/15/29	21,783,850	23,472,625
U.S. Treasury Inflation-Indexed Notes, 0.125%, 10/15/26	6,671,784	6,610,264
U.S. Treasury Inflation-Indexed Notes, 0.375%, 1/15/27	64,825,813	64,030,831
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/27(1)	226,687,664	222,626,409
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/27	34,203,359	33,811,950
U.S. Treasury Inflation-Indexed Notes, 1.625%, 10/15/27	31,651,200	31,896,026
U.S. Treasury Inflation-Indexed Notes, 0.50%, 1/15/28	37,615,155	36,960,897
U.S. Treasury Inflation-Indexed Notes, 1.25%, 4/15/28	100,885,142	100,496,396
U.S. Treasury Inflation-Indexed Notes, 0.75%, 7/15/28	56,417,325	55,753,382
U.S. Treasury Inflation-Indexed Notes, 2.375%, 10/15/28	49,743,252	51,234,974
U.S. Treasury Inflation-Indexed Notes, 0.875%, 1/15/29	29,009,700	28,568,511
U.S. Treasury Inflation-Indexed Notes, 2.125%, 4/15/29	121,619,841	124,213,734
U.S. Treasury Inflation-Indexed Notes, 0.25%, 7/15/29	107,672,958	103,768,694
U.S. Treasury Inflation-Indexed Notes, 1.625%, 10/15/29	31,815,180	32,136,039
U.S. Treasury Inflation-Indexed Notes, 0.125%, 1/15/30	8,224,840	7,803,278
U.S. Treasury Inflation-Indexed Notes, 1.625%, 4/15/30	42,953,400	43,180,755
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/30	130,937,651	123,606,952
U.S. Treasury Inflation-Indexed Notes, 0.125%, 1/15/31	1,250,620	1,166,130
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/31	42,209,783	39,121,996
TOTAL U.S. TREASURY SECURITIES (Cost $1,197,364,984)		1,200,308,241
EXCHANGE-TRADED FUNDS — 3.2%
iShares 0-5 Year High Yield Corporate Bond ETF	535,600	22,961,172
State Street SPDR Bloomberg Short Term High Yield Bond ETF	905,800	22,934,856
TOTAL EXCHANGE-TRADED FUNDS (Cost $46,033,412)		45,896,028
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.5%
Bravo Residential Funding Trust, Series 2025-NQM3, Class A1, 5.57%, 3/25/65(2)	2,026,458	2,045,198
Chase Home Lending Mortgage Trust, Series 2024-2, Class A4A, SEQ, VRN, 6.00%, 2/25/55(2)	1,495,965	1,514,167
Chase Home Lending Mortgage Trust, Series 2025-5, Class A4A, VRN, 5.50%, 4/25/56(2)	4,457,497	4,489,877
GCAT Trust, Series 2024-INV3, Class A6, SEQ, VRN, 5.50%, 9/25/54(2)	2,427,120	2,445,594
JP Morgan Mortgage Trust, Series 2006-A4, Class 3A1, VRN, 4.53%, 6/25/36	125,659	82,087
JP Morgan Mortgage Trust, Series 2023-7, Class A4A, SEQ, VRN, 5.50%, 2/25/54(2)	4,247,944	4,272,883
JP Morgan Mortgage Trust, Series 2023-8, Class A4, SEQ, VRN, 6.00%, 2/25/54(2)	2,757,382	2,789,200
JP Morgan Mortgage Trust, Series 2024-10, Class A4, VRN, 5.50%, 3/25/55(2)	2,866,320	2,880,015
JP Morgan Mortgage Trust, Series 2024-10, Class A6, SEQ, VRN, 5.50%, 3/25/55(2)	1,747,848	1,751,150
JP Morgan Mortgage Trust, Series 2024-11, Class A4, VRN, 6.00%, 4/25/55(2)	4,393,751	4,433,104
JP Morgan Mortgage Trust, Series 2024-5, Class A6, SEQ, VRN, 6.00%, 11/25/54(2)	1,793,568	1,800,516
JP Morgan Mortgage Trust, Series 2024-6, Class A6, SEQ, VRN, 6.00%, 12/25/54(2)	923,044	923,794
JP Morgan Mortgage Trust, Series 2024-9, Class A6, SEQ, VRN, 5.50%, 2/25/55(2)	1,385,425	1,385,384
Rate Mortgage Trust, Series 2024-J3, Class A8, SEQ, VRN, 5.50%, 10/25/54(2)	961,704	963,699
Sequoia Mortgage Trust, Series 2024-10, Class A11, VRN, 5.50%, 11/25/54(2)	1,030,531	1,032,096
Sequoia Mortgage Trust, Series 2024-10, Class A5, SEQ, VRN, 5.50%, 11/25/54(2)	1,712,198	1,720,837
Sequoia Mortgage Trust, Series 2024-9, Class A5, SEQ, VRN, 5.50%, 10/25/54(2)	2,368,665	2,379,688
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $36,713,227)		36,909,289

SOVEREIGN GOVERNMENTS AND AGENCIES — 2.4%
Australia — 0.2%
Australia Government Bonds, 1.00%, 12/21/30	AUD	5,000,000	2,847,516
Brazil — 0.1%
Brazil Government International Bonds, 5.50%, 2/4/33		2,300,000	2,269,985
United Kingdom — 2.1%
U.K. Gilts, 4.375%, 3/7/30	GBP	18,000,000	24,680,774
U.K. Inflation-Linked Gilts, 0.125%, 3/22/26	GBP	3,943,425	5,263,877
			29,944,651
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $34,570,330)			35,062,152
CORPORATE BONDS — 2.4%
Aerospace and Defense — 0.3%
Boeing Co., 2.20%, 2/4/26		1,850,000	1,846,554
TransDigm, Inc., 6.75%, 8/15/28(2)		2,457,000	2,503,353
			4,349,907
Banks — 0.5%
JPMorgan Chase & Co., VRN, 5.00%, 7/22/30		4,390,000	4,507,715
Wells Fargo & Co., VRN, 4.97%, 4/23/29		3,010,000	3,066,514
			7,574,229
Capital Markets — 0.4%
Morgan Stanley, VRN, 4.99%, 4/12/29		1,974,000	2,013,321
State Street Corp., VRN, 3.03%, 11/1/34		4,155,000	3,925,098
			5,938,419
Electric Utilities — 0.0%
Southern Co., Series B, VRN, 4.00%, 1/15/51		642,000	644,064
Insurance — 0.5%
GA Global Funding Trust, 2.25%, 1/6/27(2)		2,800,000	2,749,986
GA Global Funding Trust, 4.40%, 9/23/27(2)		4,540,000	4,559,841
			7,309,827
Media — 0.3%
Sirius XM Radio LLC, 3.125%, 9/1/26(2)		3,825,000	3,803,228
Oil, Gas and Consumable Fuels — 0.2%
Petroleos Mexicanos, 5.95%, 1/28/31		2,220,000	2,149,998
Passenger Airlines — 0.2%
Southwest Airlines Co., 4.375%, 11/15/28		2,535,000	2,540,928
TOTAL CORPORATE BONDS (Cost $33,751,042)			34,310,600
ASSET-BACKED SECURITIES — 1.9%
CARS-DB5 LP, Series 2021-1A, Class A3, SEQ, 1.92%, 8/15/51(2)		3,891,573	3,807,194
Cologix Data Centers U.S. Issuer LLC, Series 2021-1A, Class A2, SEQ, 3.30%, 12/26/51(2)		7,825,000	7,693,599
New Economy Assets - Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, 10/20/61(2)		7,000,000	4,399,797
SCF Equipment Leasing LLC, Series 2024-1A, Class A3, SEQ, 5.52%, 1/20/32(2)		3,650,000	3,722,953
Tesla Auto Lease Trust, Series 2024-A, Class A3, SEQ, 5.30%, 6/21/27(2)		1,862,366	1,868,569
Towd Point Mortgage Trust, Series 2024-CES3, Class A1, VRN, 6.29%, 5/25/64(2)		1,847,585	1,870,756
Verdant Receivables LLC, Series 2024-1A, Class A2, SEQ, 5.68%, 12/12/31(2)		4,589,551	4,683,886
TOTAL ASSET-BACKED SECURITIES (Cost $29,476,179)			28,046,754
CONVERTIBLE PREFERRED SECURITIES — 1.7%
Banks — 1.5%
Banco Bilbao Vizcaya Argentaria SA, 6.125%		2,600,000	2,631,234
Barclays PLC, 8.00%		1,722,000	1,844,445
BNP Paribas SA, 8.50%(2)		2,150,000	2,287,415
HSBC Holdings PLC, 6.00%		3,138,000	3,174,780
HSBC Holdings PLC, 6.875%		717,000	744,261
Lloyds Banking Group PLC, 6.75%		2,268,000	2,293,554

Macquarie Bank Ltd., 6.125%(2)	1,423,000	1,448,291
Nordea Bank Abp, 6.625%(2)	4,480,000	4,534,929
Societe Generale SA, 4.75%(2)	765,000	763,134
Societe Generale SA, 9.375%(2)	725,000	774,997
Svenska Handelsbanken AB, 4.375%	1,200,000	1,190,087
		21,687,127
Capital Markets — 0.2%
UBS Group AG, 9.25%(2)	2,835,000	3,119,064
TOTAL CONVERTIBLE PREFERRED SECURITIES (Cost $24,454,709)		24,806,191
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.5%
Bank5 Trust, Series 2024-5YR6, Class A3, SEQ, 6.23%, 5/15/57	3,477,000	3,665,896
Bank5 Trust, Series 2024-5YR7, Class A3, SEQ, 5.77%, 6/15/57	6,467,000	6,753,665
BBCMS Mortgage Trust, Series 2024-5C27, Class A3, SEQ, 6.01%, 7/15/57	1,700,000	1,787,227
Benchmark Mortgage Trust, Series 2024-V8, Class A3, SEQ, VRN, 6.19%, 7/15/57	6,045,000	6,387,563
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-AON, Class A, SEQ, 4.13%, 7/5/31(2)	3,358,000	2,959,206
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $21,436,776)		21,553,557
PREFERRED SECURITIES — 0.3%
Banks — 0.3%
Citigroup, Inc., 3.875%	2,130,000	2,130,485
JPMorgan Chase & Co., 3.65%	2,853,000	2,838,692
TOTAL PREFERRED SECURITIES (Cost $4,935,627)		4,969,177
COLLATERALIZED LOAN OBLIGATIONS — 0.2%
Palmer Square CLO Ltd., Series 2024-4A, Class A2, VRN, 5.40%, (3-month SOFR plus 1.50%), 1/15/38(2) (Cost $2,350,000)	2,350,000	2,357,119
BANK LOAN OBLIGATIONS(3) — 0.1%
Aerospace and Defense — 0.1%
TransDigm, Inc., 2025 Term Loan K, 5.97%, (1-month SOFR plus 2.25%), 3/22/30 (Cost $1,165,422)	1,160,258	1,164,922
SHORT-TERM INVESTMENTS — 2.1%
Commercial Paper(4) — 0.8%
Overwatch Bravo Funding LLC, 3.84%, 1/2/26(2)	12,000,000	11,998,750
Repurchase Agreements — 1.3%
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 10/15/27, valued at $18,902,738), at 3.82%, dated 12/31/25, due 1/2/26 (Delivery value $18,535,933)		18,532,000
TOTAL SHORT-TERM INVESTMENTS (Cost $30,530,750)		30,530,750
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $1,462,782,458)		1,465,914,780
OTHER ASSETS AND LIABILITIES — (0.7)%		(9,977,981)
TOTAL NET ASSETS — 100.0%		$1,455,936,799

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,839,140	AUD	4,276,100	Morgan Stanley & Co. LLC	3/18/26	$(14,753)
USD	30,017,706	GBP	22,412,023	Citibank NA	3/18/26	(187,056)
						$(201,809)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 5-Year Notes	835	March 2026	$91,269,414	$(328,360)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.42%	2/2/28	$85,000,000	$425	$1,278,654	$1,279,079
CPURNSA	Receive	2.64%	8/2/28	$78,000,000	585	(35,583)	(34,998)
CPURNSA	Receive	2.39%	8/2/29	$11,300,000	408	33,860	34,268
CPURNSA	Receive	2.52%	11/4/29	$17,500,000	465	(21,319)	(20,854)
CPURNSA	Receive	2.52%	11/4/29	$17,500,000	466	(21,320)	(20,854)
CPURNSA	Receive	2.46%	12/10/29	$7,000,000	428	8,616	9,044
CPURNSA	Receive	2.44%	12/11/29	$10,000,000	442	22,097	22,539
CPURNSA	Receive	2.56%	2/4/30	$5,300,000	436	(23,369)	(22,933)
CPURNSA	Receive	2.61%	4/7/30	$12,000,000	489	(120,372)	(119,883)
CPURNSA	Receive	2.43%	4/8/30	$12,000,000	489	(19,860)	(19,371)
CPURNSA	Receive	2.66%	8/4/30	$30,500,000	629	(305,834)	(305,205)
CPURNSA	Receive	2.53%	11/4/30	$6,000,000	520	(41,142)	(40,622)
					$5,782	$754,428	$760,210

NOTES TO SCHEDULE OF INVESTMENTS
AUD	–	Australian Dollar
CPURNSA	–	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
GBP	–	British Pound
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $7,972,558.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $108,733,269, which represented 7.5% of total net assets.
(3)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(4)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, bank loan obligations, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.  Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper and certificates of deposit are valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred securities and convertible preferred securities with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause a fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$1,200,308,241	—
Exchange-Traded Funds	$45,896,028	—	—
Collateralized Mortgage Obligations	—	36,909,289	—
Sovereign Governments and Agencies	—	35,062,152	—
Corporate Bonds	—	34,310,600	—
Asset-Backed Securities	—	28,046,754	—
Convertible Preferred Securities	—	24,806,191	—
Commercial Mortgage-Backed Securities	—	21,553,557	—
Preferred Securities	—	4,969,177	—
Collateralized Loan Obligations	—	2,357,119	—
Bank Loan Obligations	—	1,164,922	—
Short-Term Investments	—	30,530,750	—
	$45,896,028	$1,420,018,752	—
Other Financial Instruments
Swap Agreements	—	$1,344,930	—

Liabilities
Other Financial Instruments
Futures Contracts	$328,360	—	—
Swap Agreements	—	$584,720	—
Forward Foreign Currency Exchange Contracts	—	201,809	—
	$328,360	$786,529	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual financial statements.